Supplement to the
Fidelity Flex® Funds
Fidelity Flex® Small Cap Index Fund
June 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Objective" heading.
Fidelity Flex® Small Cap Index Fund seeks to provide investment results that correspond to the total return of stocks of small-capitalization U.S. companies.
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Prior to July 21, 2025, normally investing at least 80% of assets in securities included in the Russell 2000® Index. The Russell 2000® Index is a market capitalization-weighted index designed to measure the performance of the small-cap segment of the U.S. equity market.
  Effective July 21, 2025, normally investing at least 80% of assets in securities included in the Fidelity U.S. Small Cap IndexSM.
The Fidelity U.S. Small Cap IndexSM is a float-adjusted market capitalization-weighted index designed to reflect the performance of stocks of U.S. small-capitalization companies. It is a subset of the Fidelity U.S. Total Investable Market Index (a float-adjusted market capitalization-weighted index designed to reflect the performance for the U.S. equity market, including large-, mid-, and small-capitalization stocks). Small-capitalization stocks are considered to be stocks whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Index or the S&P SmallCap 600® Index.
The Fidelity U.S. Small Cap IndexSM was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all U.S. stocks meeting certain market capitalization, liquidity, and investability requirements.
  Lending securities to earn income for the fund.
The following information supplements information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Rules-Based Strategy Risk.
Although the index uses a rules-based proprietary index methodology, there is no guarantee that this methodology will be successful.
ZAP-SUSTK-0425-100 1.9919856.100	April 1, 2025